Convertible Note	3 Months Ended
Mar. 31, 2021
Debt Disclosure [Abstract]
Convertible Note

Note 6 – Convertible Note

On January 8, 2021, the Company, issued a stand-alone $500,000 convertible promissory note to Mr. John Gray, principal of one of the Company’s largest stockholders, the Gray Mars Venus Trust, Arizona 2015, an Arizona asset management limited partnership. The convertible note accrues interest at a fixed rate of 6% and will mature on January 6, 2022. Any unpaid principal balance on the convertible note may be converted at any time, at the option of Mr. Gray, into shares of the Company’s Common Stock at a price of $0.50 per share.

The Company recorded a beneficial conversion feature associated with this convertible note of $30,000 which was recorded as a debt discount. On February 12, 2021, Mr. Gray converted the full amount of the convertible promissory note into 1,000,000 shares of the Company’s Common Stock.